UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported): December 11, 2006

  WPS Resources Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-11337	39-1775292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001
(Address of principal executive offices, including zip code)

  (920) 433-1727
(Registrant’s telephone number)

  Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.     Material Modification to Rights of Security Holders.

The rights to purchase common stock of WPS Resources Corporation (the “Company”) pursuant to the Rights Agreement, dated as of December 12, 1996, as amended, between the Company and American Stock Transfer & Trust Company, as successor in interest to U.S. Bank National Association and Firstar Trust Company (the “Rights Agreement”), expired on December 11, 2006. The Rights Agreement expired by its own terms and the Company’s Board of Directors has decided not to renew it. The terms of the Rights Agreement and the common share purchase rights issued under it are described in the Company’s Form 8-A filed with the Securities and Exchange Commission on December 13, 1996 (including the exhibits thereto), as amended by the Company’s Form 8-A/A filed with the Securities and Exchange Commission on July 11, 2006 (including the exhibits thereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION

Date: December 11, 2006        By: /s/ Joseph P. O'Leary
Joseph P. O'Leary
Senior Vice President and
Chief Financial Officer